EXHIBIT 21

BANK ONE CORPORATION Subsidiaries

          As of December 31, 2003, the Corporation had the subsidiaries listed below, all of which were wholly-owned except for directors’ qualifying shares or as otherwise indicated.

Jurisdiction of
Names of Subsidiaries	Organization

Affiliated Banks Building Co.	Colorado
Banc One ABS Corporation	Ohio
Banc One Arizona Investment Corporation	Arizona
Banc One Building Management Corporation	Wisconsin
Banc One Capital Holdings Corporation	Ohio
Banc One Capital Funding Corporation	Ohio
Banc One Capital Services Corporation	Ohio
Banc One Management and Consulting Corporation	Ohio
Banc One Asset Solutions Corporation	Texas
Bonnet Resources Corporation	Ohio
Banc One Securities Corporation	Ohio
BOCP Holdings Corporation	Ohio
Banc One Capital Partners III, Ltd. (81%)	Ohio
College Park Holdings LLC	Ohio
Banc One Capital Partners IV, Ltd.	Ohio
Banc One Capital Partners V, Ltd. (81%)	Ohio
Banc One Capital Partners VI, Ltd. (81%)	Ohio
Banc One Capital Partners VII, Ltd. (82%)	Ohio
Banc One Capital Partners VIII, Ltd. (83%)	Ohio
BOCP Energy Partners, L.P. (95%)	Ohio
Banc One Capital Partners IX, LLC (80%)	Ohio
Banc One Capital Partners X, Ltd. (85%)	Ohio
Banc One Capital Partners XI, Ltd.	Ohio
Banc One Capital Partners BC, LLC (80%)	Ohio
Banc One Capital BIDCO – 1998, LLC	Louisiana
Banc One Capital Partners Holdings, Ltd. (85%)	Ohio
Banc One Capital Partners, LLC	Delaware
Banc One Capital Partners II, LLC	Delaware
Banc One Stonehenge Capital Fund Wisconsin, LLC	Delaware
BOCF, LLC (80%)	Delaware
BOCNY, LLC	Delaware
BOCP II Limited Liability Company (80%)	Ohio
BOME Investors, Inc.	Delaware
BOME Investors II, LLC	Delaware
BOME Investors III, LLC	Delaware

Jurisdiction of
Names of Subsidiaries	Organization

Tax Credit Acquisitions, LLC	Ohio
Tax Credit Acquisitions II, LLC	Ohio
Banc One Financial Corporation	Delaware
Banc One Capital Corporation	Delaware
Banc One Capital Management LLC	Delaware
Banc One Opportunity Fund LP	Delaware
Bank One Investment Corporation	Delaware
OEP Holding Corporation	Delaware
Banc One Equity Capital Fund II, LLC (99.5%)	Delaware
Banc One Equity Capital SBIC Fund II, L.L.C	Delaware
OEP Co-Investors Management LLC	Delaware
OEP Management LLC (93.75%)	Delaware
OEP Star Holding Corporation	Delaware
OEP Star General LLC	Delaware
One Equity Partners, LLC (99.80%)	Delaware
One Equity Marine B.V.	Netherlands
European Shipyards Holdings B.V	Netherlands
HDW Holdings GmbH	Germany
Howaldtswerke-Deutsche Werft AG	Germany
OEP MedVest, LLC	Delaware
OEP Star Limited LLC	Delaware
Star 2UK Limited Partnership	United Kingdom
One Equity Partners-Europe GmbH	Germany
Pharma Services Holding, Inc.	Delaware
First Chicago Capital Corporation	Delaware
One Mortgage Partners LLC	Delaware
One Mortgage Partners Corp.	Vermont
First Chicago Equity Corporation	Illinois
First Chicago Leasing Corporation	Delaware
Dearborn Street FSC I, Inc.	US Virgin Islands
FCL Ship Five, Inc.	Delaware
Cooper Project, L.L.C.	Delaware
FCL Ship Fourteen, Inc.	Delaware
FCL Ship Fifteen, Inc.	Delaware
First Chicago Lease Holdings, Inc.	Delaware
Palo Verde Leasing Corporation	Delaware
First Chicago Lease Investments, Inc.	Delaware
First Chicago Lease Investments Two, Inc.	Delaware
Simsbury Associates Limited Partnership (50%)	Connecticut
First Chicago Lease Investments Three, Inc.	Delaware

Jurisdiction of
Names of Subsidiaries	Organization

Simsbury Leasing Joint Venture (50%)	Connecticut
First Chicago Leasing FSC, Inc.	US Virgin Islands
FM Holdings I, Inc.	Delaware
FM Holdings II, Inc.	Delaware
Fountains FSC, Ltd.	Bermuda
GHML Holdings I, Inc.	Delaware
GHML Holdings II, Inc.	Delaware
GTC Fund III Holdings, Inc.	Delaware
GTC Fund IV Holdings, Inc.	Delaware
NLTC Fund Holdings I, Inc.	Delaware
Simsbury Properties, Inc. (50%)	Delaware
Skyhigh Corporation	Delaware
Oak Street FSC, Ltd.	Bermuda
Banc One Capital Markets, Inc.	Delaware
Banc One Hedging Services Corporation	Delaware
Banc One Leasing Services Corporation	Delaware
BOHS (Cayman), Ltd.	Cayman Islands
Bond Securitization LLC	Delaware
Banc One Financial Services, Inc.	Indiana
Banc One Consumer Discount Company, A Non-banking Affiliate of Bank One Corporation	Indiana
Banc One Financial Services of Tennessee, Inc.	Tennessee
Banc One Financial Services of West Virginia, Inc.	West Virginia
Banc One Insurance Holdings, Inc.	Arizona
Banc One Insurance Agency Inc.	Wisconsin
Banc One Insurance Company	Vermont
Banc One Life Reinsurance Company	Arizona
Congress Insurance Agency, Inc.	Arizona
Federal Kemper Life Assurance Company	Illinois
Zurich Life Insurance Company of New York	New York
Zurich Life Insurance Company of America	Illinois
Investors Brokerage Services, Inc.	Delaware
Investors Brokerage Services Insurance Agency, Inc.	Delaware
Investors Brokerage Services Insurance Agency, Inc. of Texas	Texas
IBS Insurance Agency Inc. of Ohio	Ohio
One Life Direct, Inc.	Illinois
Zurich Direct, Inc. of Texas	Texas
Zurich Direct Insurance Agency, Inc. of Massachusetts	Massachusetts
PMG Asset Management, Inc.	New York
PMG Life Agency, Inc.	New York
PMG Insurance Marketing of Massachusetts	Massachusetts
PMG Marketing, Inc.	New York

Jurisdiction of
Names of Subsidiaries	Organization

PMG Securities Corporation	New York
Banc One Kentucky Insurance Company	Kentucky
Banc One Management Corporation	Ohio
Banc One Deferred Benefits Corporation	Ohio
Banc One Neighborhood Development Corporation	Ohio
Banc One Community Development/Wisconsin Corporation	Ohio
Banc One Student Loan Funding Corporation	Ohio
Bank One Exchange Services Corporation	Delaware
Bank One, Dearborn, National Association	United States
Bank One, Delaware, National Association.	United States
First USA Services, Inc.	Delaware
First USA Management Services, Inc.	Delaware
Bank One, National Association (Chicago)	United States
American National Corporation	Delaware
Anexsys, Holdings, Inc.	Delaware
Anexsys, LLC (64%)	Illinois
Asset One Louisiana, Inc.	Louisiana
B-ONE Australia Superannuation Fund Pty Ltd.	Australia
Banc One Acceptance Corporation	Ohio
Banc One Arizona Leasing Corporation	Arizona
Banc One AutoLease LTD.	Delaware
Banc One Building Corporation	Illinois
Banc One Community Development Corporation	Delaware
Banc One Equipment Finance, Inc.	Indiana
Banc One Kentucky Leasing Corporation	Kentucky
Banc One Kentucky Vehicle Leasing Company	Kentucky
Banc One Leasing Corporation	Ohio
Banc One National Processing Corporation	Delaware
Banc One Project Resources International, Inc.	Delaware
Banc One Real Estate Investment Corp.	Delaware
One Rock Real Estate Mezzanine Fund I, LLC (60%)	Delaware
Banc One Realty Advisors, Inc.	Delaware
Banc One Wisconsin Investment Services Corporation	Wisconsin
Bank One Canada	Canada
Bank One Delaware Inc.	Delaware
Bank One Equity Investors-BIDCO, Inc.	Louisiana
Bank One Exchange Corporation	Illinois
Bank One Foundation	Illinois
Bank One ICS, Inc.	Delaware
Bank One International Corporation	United States
Bank One International Holdings Corporation	United States
B – ONE Australia Limited	Australia
Bank One Europe Ltd.	United Kingdom

Jurisdiction of
Names of Subsidiaries	Organization

Bank One Limited	United Kingdom
Bank One (Mexico), S.A.	Mexico
Bank One Nominees Limited	United Kingdom
BOHK Limited	Hong Kong
BOL Canada I, Inc.	Delaware
BOL Canada I Sub, Inc.	Delaware
BO Leasing I ULC	Canada
BOL (C) II, Inc.	Delaware
BOL Canada II Sub, Inc.	Delaware
BOL Canada II Trust	Delaware
BO Leasing II ULC	Canada
BOL Canada III, Inc.	Delaware
BOL Canada III Sub, Inc.	Delaware
BO Leasing III ULC	Canada
Createdesign Limited	Wales
Dearborn Merchant Services, Inc.	US Virgin Islands
Paymentech Canada (52.4%)	Canada
Paymentech Canada Debit, Inc.	Canada
First Chicago Asia Holdings Ltd.	Cayman Islands
First Chicago Brazil Investments, Inc.	Delaware
First Chicago Chile Investments, Inc.	Delaware
Equifin (50%)	United States
Monroe Aircraft-Ireland Limited	Ireland
One Group Asset Management (Ireland) Limited	Ireland
BIL International Holdings, Inc.	Ohio
BO-FE FSC, Inc.	Virgin Islands
BO-UA FSC, Inc.	Virgin Islands
BOC Realty Kentucky, Inc.	Kentucky
BOC Southeast Holdings Company	Delaware
BOCCE, Inc.	Delaware
BOILL IHC, Inc.	Nevada
BOTAC, Inc	Nevada
Cabbage Alley Partnership, a Louisiana Limited Partnership	Louisiana
City Place International, Inc.	Delaware
FC Energy Finance I, Inc.	Delaware
FC Energy Finance II, Inc.	Delaware
Antrim 1998, LLC (99%)	Delaware
FCNBD Mortgage Investments, Inc.	Delaware
FCNBD Technology Holdings, Inc.	Delaware
First Commerce Community Development Corporation	Louisiana
FNBC Leasing Corporation	Delaware
Luke FSC, Ltd.	Bermuda
Orleans Street FSC, Inc.	US Virgin Islands

Jurisdiction of
Names of Subsidiaries	Organization

Provident Auto Leasing Investors L.L.C. (2001-C)	Delaware
FNBC Properties Inc.	Delaware
Southeast Holding Company, Ltd.	South Carolina
FSK, Inc.	Delaware
Lexco Petroleum, Inc.	Oklahoma
Liberty Payment Services, Inc.	Kentucky
Liberty Properties Incorporated	Kentucky
Midwest Audit Services, Inc.	Illinois
NBD Indiana Properties, Inc.	Indiana
NBD Leasing, Inc.	Indiana
Niagara SPE, LLC	Illinois
Riverside Software, LLC	Illinois
South Cutler, Inc.	Delaware
Team Life Insurance Company	Texas
Bank One, National Association (Ohio)	United States
Banc One Interactive Delivery Corporation	Ohio
Banc One Investment Advisors Corporation	Ohio
Banc One High Yield Partners, LLC (51%)	Ohio
Security Capital Research & Management Incorporated	Delaware
SC-R&M Capital Markets, Incorporated	Delaware
Banc One Loan Services Corporation	Pennsylvania
Banc One Private Mortgage Insurance Company, Inc.	Maine
Banc One POS Services Corporation	Ohio
FDC Offer Corporation (54.8%)	Delaware
Paymentech, Inc.	Delaware
Paymentech Management Resources, Inc.	Delaware
Paymentech Employee Resources LLC	Delaware
Banc One Payment Services, LLC (50%; 25% owned by Banc One POS Services Corporation)	Delaware
BOPS Holdings, LLC (99%)	Delaware
Paymentech, L.P.	Delaware
Merchant-Link, LLC	Delaware
Paymentech Salem Services LLC	Delaware
Bank One Auto Securitizaion LLC	Delaware
BONA Capital I, LLC	Delaware
BONA Capital II, LLC	Delaware
BOC Realty Ohio, Inc.	Ohio
BOWV Realty West Virginia, Inc.	West Virginia
Congress Life Insurance Company	Arizona
Bank One Trust Company, National Association	United States
BOI Leasing Corporation	Indiana

Jurisdiction of
Names of Subsidiaries	Organization

BOTRCN Corporation	Delaware
FC (Cayman), Ltd.	Cayman Islands
FCTC General, Inc.	Delaware
First Chicago Realty Services Corporation	Delaware
First Chicago Trust Company of New York	New York
FNW Capital, Inc.	Illinois
NBD Community Development Corporation	Michigan
NBD Equity Corp.	Michigan
NBD Neighborhood Revitalization Corporation	Indiana
One Group Dealer Services, Inc.	Delaware
One Group Administrative Services, Inc.	Delaware
One Mezzanine Capital Corporation	Delaware
Pacholder Associates, Inc.	Ohio
Kenwood Administrative Management, Inc.	Ohio
Pacholder 2000 Partners, LLC (50%)	Delaware
Pacholder Ohio Realty, Inc.	Ohio
Winton Associates, Inc.	Ohio
The One Services Corporation	Michigan
B-1 Life Reinsurance International Limited	Ireland
Sterling Assurance Company	Vermont

     The names of certain other subsidiaries of the Corporation have been omitted because such subsidiaries, considered in the aggregate, would not constitute a significant subsidiary.